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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                     December 19, 1997 (December 19, 1997)




                      Laidlaw Environmental Services, Inc.
               (Exact name of Company as specified in its charter)


Delaware                             1-8368                           51-0228924
--------------------------------------------------------------------------------
(State or other                    (Commission                     (IRS Employer
jurisdiction                      File Number)                    Identification
of incorporation)                                                        Number)



         1301 Gervais Street, Suite 300, Columbia, South Carolina 29201
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (803) 933-4200


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ITEM 5.  OTHER EVENTS

         On December 19, 1997, Laidlaw Environmental Services, Inc. (NYSE:LLE) announced that it has sold its municipal solid waste landfill in Carbon County, Utah to Allied Waste Industries, Inc. (OTC:AWIN). The full text of the announcement is reproduced below:

  LAIDLAW ENVIRONMENTAL SERVICES SELLS UTAH MUNICIPAL LANDFILL FOR $90 MILLION

COLUMBIA, SOUTH CAROLINA...DECEMBER 19, 1997. Laidlaw Environmental Services, Inc. (NYSE:LLE) said it has sold ECDC Environmental, L.C., which operates a municipal solid waste landfill in Carbon County, Utah to Allied Waste Industries, Inc. (OTC:AWIN). The total consideration received by Laidlaw Environmental Services is approximately $90 million, consisting of $19 million in cash, assumed debt of approximately $51 million, a promissory note for $10 million with interest at 7% due March 1, 2000 and $10 million contingently payable March 1, 2000, upon the satisfaction of certain earnings targets. As well, Allied reimbursed Laidlaw Environmental Services approximately $14.7 million in cash for trust funds securing obligations of the landfill.

Commenting on the transaction, Kenneth W. Winger, president and CEO, Laidlaw Environmental Services, said,

         "This transaction strengthens our balance sheet with its debt reduction and cash infusion. It should be accretive to our annualized earnings by two to three cents per share. The Utah site, as a rail-haul municipal solid waste destination, is a better fit with Allied's operations than with Laidlaw Environmental's hazardous waste management activities."

Laidlaw Environmental Services is the leading provider of hazardous and industrial waste management services to industry and government. The company operates from more than 100 locations throughout North America.

Forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those currently anticipated. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are competitive pressures, changes in pricing policies, business conditions in the marketplace, general economic conditions and the risk factors detailed from time to time in the Company's periodic reports and registration statements filed with the Securities and Exchange Commission.

                                     - 30 -

Contact: Kenneth W. Winger
         President and CEO
         Laidlaw Environmental Services
         803-933-4211



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         LAIDLAW ENVIRONMENTAL SERVICES, INC.



Date: December 19, 1997                  By:  /s/ Kenneth W. Winger
                                              ------------------------------
                                              Kenneth W. Winger, President
                                              and Chief Executive Officer